Exhibit 99.1

CVB Financial Corp.
701 North Haven Ave., Suite 350
Ontario, CA 91764
(909) 980-4030

Press Release For Immediate Release
Proposed Merger Approved by Shareholders of CVB Financial Corp. and Shareholders of Heritage Commerce Corp.

ONTARIO, Calif. & SAN JOSE, Calif., March 26, 2026 – CVB Financial Corp. (NASDAQ: CVBF), the holding company for Citizens Business Bank, and Heritage Commerce Corp (NASDAQ: HTBK), the holding company for Heritage Bank of Commerce, today jointly announced that each company’s respective shareholders have voted to approve the proposed merger of Heritage Commerce Corp with and into CVB Financial Corp.

Subject to the receipt of regulatory approvals and satisfaction of all remaining closing conditions set forth in the merger agreement, the parties anticipate consummating the merger in the second quarter of 2026.

About CVB Financial Corp.

CVB Financial Corp. (“CVBF”) is the publicly traded holding company for Citizens Business Bank, National Association. CVBF is one of the 10 largest bank holding companies headquartered in California with over $15 billion in total assets. Citizens Business Bank is consistently recognized as one of the top performing banks in the nation and offers a wide array of banking, lending and investing services with more than 60 banking centers and 3 trust office locations serving California. Shares of CVB Financial Corp. common stock are listed on the NASDAQ under the ticker symbol “CVBF”. For investor information on CVB Financial Corp., visit the company’s website at www.cbbank.com and click on the “ Investors” tab.

About Heritage Commerce Corp

Heritage Commerce Corp (“HTBK”) is the publicly traded holding company for Heritage Bank of Commerce, member FDIC. Heritage offers a full range of commercial and small business loans, cash management services and personal deposit products throughout the Bay Area of California. It is regularly rated Five Stars by Bauer Financial as one of the nation’s strongest financial institutions and is ranked 25th on S&P Global Market Intelligence’s Top 50 list of best performing community banks. For other information, visit the company’s website at www.heritagecommercecorp.com.

Forward Looking Statements

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of CVB Financial Corp. (“CVBF”) and Heritage Commerce Corp (“Heritage”), the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, estimates, uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, project, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Although there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: difficulties and delays in integrating Heritage’s business, key personnel and customers into CVBF’s business and operations, and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and other business disruption following the merger, including difficulties in maintaining relationships with employees; supply and demand for commercial or residential real estate and periodic deterioration in real estate prices and/or values in California or other states where CVBF and Heritage lend; a sharp or prolonged slowdown or decline in real estate construction, sales or leasing activities; CVBF’s or Heritage’s ability to retain and increase market share, to retain and grow customers and to control expenses; the costs or effects of mergers, acquisitions or dispositions CVBF may make, whether CVBF and Heritage are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or CVBF’s ability to realize the contemplated financial or business benefits associated with any such mergers, acquisitions or dispositions; CVBF’s or Heritage’s relationships with and reliance upon outside vendors with respect to certain of CVBF’s or Heritage’s key internal and external systems, applications and controls; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Agreement and Plan of Reorganization and Merger to which CVBF and Heritage are parties; changes in the financial performance and/or condition of CVBF’s or Heritage’s borrowers or depositors; fluctuations in CVBF’s or Heritage’s share price before closing, and the resulting impact on CVBF’s ability to raise capital or to make acquisitions, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; CVBF’s ability to recruit and retain key executives, board members and other employees; the failure of CVBF or Heritage to obtain regulatory approval or to satisfy any of the other conditions to the closing of the proposed merger on a timely basis or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company after the closing of the proposed transaction or adversely affect the expected benefits of the proposed transaction; the dilution caused by the issuance of shares of CVBF’s common stock in the transaction; possible impairment charges to goodwill, including any impairment that may result from increased volatility in CVBF’s or Heritage’s stock price; possible credit-related impairments or declines in the fair value of loans and securities held by CVBF or Heritage; volatility in the credit and equity markets and its effect on the general economy, and local, regional, national and international economic and market conditions, political events and public health developments and the impact they may have on CVBF or Heritage, their customers and their capital, deposits, assets and liabilities; CVBF’s or Heritage’s ability to attract deposits and other sources of funding or liquidity; changes in general economic, political, or industry conditions, and in conditions impacting the banking industry specifically; catastrophic events or natural disasters, including earthquakes, drought, climate change or extreme weather events that may affect CVBF’s or Heritage’s assets, communications or computer services, customers, employees or third-party vendors; public health crises and pandemics, and their effects on the economic and business environments in which CVBF and Heritage operate; the strength of the United States economy and the strength of the local economies in which we conduct business; the effects of, and changes in, immigration, trade, tariff, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; the impact of changes in financial services policies, laws, regulations, and ongoing or unanticipated regulatory or legal proceedings or outcomes, including those concerning banking, taxes, securities, and insurance, and the application thereof by regulatory agencies; the effectiveness of CVBF’s or Heritage’s risk management framework, quantitative models and ability to manage the risks involved in regulatory, legal or policy changes; the risks associated with CVBF’s or Heritage’s loan portfolios, including the risks of any geographic and industry concentrations; the impact of systemic or non-systemic failures, crisis or adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; CVBF’s or Heritage’s ongoing relations with various federal and state regulators, including, but not limited to, the SEC, Federal Reserve Board, FDIC, Office of the Comptroller of the Currency, and California DFPI; and other factors that may affect the future results of CVBF and Heritage.

Additional factors that could cause results to differ materially from those described above can be found in CVBF’s Registration Statement on Form S-4 filed with the SEC on February 10, 2026 and declared effective on February 12, 2026 (available here), its Annual Report on Form 10-K for the year ended December 31, 2025 (available here) and subsequent Quarterly Reports on Form 10-Q, which, once filed, will be available on the SEC’s website and on CVBF’s website at http://www.cbbank.com under the “Investors” tab, and in other documents CVBF files with the SEC, and in Heritage’s Annual Report on Form 10-K for the year ended December 31, 2025 (available here) and subsequent Quarterly Reports on Form 10-Q, which, once filed, will be available on the SEC’s website and on Heritage’s website, under the “Investor Relations” tab and in other documents Heritage files with the SEC, and in each case, in particular, the discussion of “Risk Factors” set forth in such filings.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither CVBF nor Heritage assumes any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If CVBF or Heritage updates one or more forward-looking statements, no inference should be drawn that CVBF or Heritage will make additional updates with respect to those or other forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Contacts CVB Financial Corp.

Investors:

David Brager

dabrager@cbbank.com

Media:

David Brager

dabrager@cbbank.com

Heritage Commerce Corp

Investors:

InvestorRelations@herbank.com

Media:

Jim Golden / David Feldman

Collected Strategies

Heritage-CS@collectedstrategies.com